 Execution Copy

FORBEARANCE AND REAFFIRMATION AGREEMENT

THIS FORBEARANCE AND REAFFIRMATION AGREEMENT (this “Agreement”) is made and entered into as of September 28, 2007 (the “Effective Date”), by and among RESOLVE STAFFING, INC., a Nevada corporation (“Parent”), EMPLOYEE LEASING SERVICES, INC., an Ohio corporation (“Employee Leasing Services”), ELS PERSONNEL SERVICES, LLC, an Ohio limited liability company (“ELS Personnel”), FIVE STAR STAFFING, INC., a Florida corporation (“Five Star Staffing”), FIVE STAR STAFFING (NEW YORK), INC., a New York corporation (“Five Star Staffing New York”), AMERICAN STAFFING RESOURCE, LTD., an Ohio limited liability company (“American Staffing”), STEVE’S STAFFING, LLC, an Ohio limited liability company (“Steve’s Staffing”), ELS HUMAN RESOURCE SOLUTIONS, INC., an Ohio corporation (“ELS Human Resource Solutions”), ELS OUTSOURCE SERVICES, INC., a Michigan corporation (“ELS Outsource”), ELS ADVANTAGE, INC., a Michigan corporation (“ELS Advantage”), ELS EMPLOYER SERVICES, INC., a Michigan corporation (“ELS Employer”), ELS PAYROLL SOLUTIONS, INC., an Ohio corporation (“ELS Payroll”), ELS HR SOLUTIONS, INC., a Florida corporation (“ELS HR Solutions”), PREMIER HR SERVICES, INC., a California corporation (“Premier”), ELS HUMAN RESOURCES, INC., an Ohio corporation (“ELS Human Resources”), FOXSTAR, INC., a Michigan corporation (“Foxstar”), MANDALAY SERVICES, INC., a Michigan corporation (“Mandalay”), INTEGRATED PAYROLL SOLUTIONS, INC., a Michigan corporation (“Integrated”), and ELS, INC., an Ohio corporation (“ELS”, and together with Parent, Employee Leasing Services, ELS Personnel, Five Star Staffing, Five Star Staffing New York, American Staffing, Steve’s Staffing, ELS Human Resource Solutions, ELS Outsource, ELS Advantage, ELS Employer, ELS Payroll, ELS HR Solutions, Premier, ELS Human Resources, Foxstar, Mandalay and Integrated, collectively, “Borrowers”), ELS PERSONNEL SERVICES, INC., an Ohio corporation (“ELS PSI”), ROCKMOR GROUP, INC., a Michigan corporation (“Rockmor”), LUXOR SOLUTIONS, INC., a Michigan corporation (“Luxor”), STREAMLINE MANAGEMENT, INC., a Michigan corporation (“Streamline”), RIO SERVICES, INC., a Michigan corporation (“Rio”), IMPERIAL HUMAN RESOURCES, INC., a Michigan corporation (“Imperial”), ELS PAYROLL MANAGERS, INC., an Ohio corporation (“ELS PMI”), ELS HR, INC., an Ohio corporation (“ELS HRI”), DIVERSIFIED SUPPORT SYSTEMS, LLC, an Ohio limited liability company (“Diversified”), ELS TEMPORARY SOLUTIONS, INC., an Ohio corporation (“ELS TSI”), FIDELITY CAPITAL, INC., an Ohio corporation (“Fidelity”), RESOLVE HR SOLUTIONS, INC., an Ohio corporation (“Resolve HR”), ALLSTAFF, INC., a Florida corporation (“AllStaff”), and POWER PERSONNEL LLC, a Delaware limited liability company (“Power Personnel”, and together with ELS PSI, Rockmor, Luxor, Streamline, Rio, Imperial, ELS PMI, ELS HRI, Diversified, ELS TSI, Fidelity, Resolve HR and AllStaff, collectively, “Corporate Guarantors”), RONALD E. HEINEMAN, an individual and resident of the State of Ohio (“Individual Guarantor”), and FIFTH THIRD BANK, an Ohio banking corporation (“Bank”), and is as follows:

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Recitals

A. Borrowers and Bank have entered into a Credit Agreement dated as of March 30, 2007 (the “Credit Agreement”). Capitalized terms used, but not defined, in this Agreement will have the meanings given to them in the Credit Agreement.

B. In connection with the Credit Agreement, Borrowers executed and delivered to Bank (i) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $14,000,000 (the “Working Capital Revolving Note”), (ii) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $12,500,000 (the “Overline Revolving Note”), and (iii) the Revolving Credit Promissory Note dated as of March 30, 2007 in the original principal amount of $5,000,000 (the “LOC Revolving Note” and together with the Working Capital Revolving Note and the Overline Revolving Note, collectively, the “Revolving Notes”). Parent executed and delivered to Bank the Term Note dated as of March 3, 2005 in the original principal amount of $465,000 (the “Term Loan Note” and together with the Revolving Notes, collectively, the “Notes”).

C. As security for the Obligations (including, but not limited to, the Cross-Guaranteed Obligations pursuant to Section 2.11 of the Credit Agreement), (i) Parent executed and delivered to Bank a Security Agreement dated as of March 3, 2005, Employee Leasing Services executed and delivered to Bank a Security Agreement dated as of February 15, 2002, and Rockmor executed and delivered to Bank a Security Agreement dated as of February 15, 2002 (collectively, the “Existing Security Agreements”); (ii) Borrowers executed and delivered to Bank a Security Agreement dated as of March 30, 2007 (the “Borrower Security Agreement”); (iii) Parent executed and delivered to Bank a Pledge Agreement dated as of March 30, 2007, and ELS Human Resource Solutions executed and delivered to Bank a Pledge Agreement dated as of March 30, 2007 (collectively, the “Pledge Agreements”). The Existing Security Agreements, the Borrower Security Agreement, and the Pledge Agreements are sometimes, collectively, the “Borrower Security Documents”.

D. Corporate Guarantors executed and delivered to Bank a Guaranty dated as of March 30, 2007 (the “Corporate Guaranty”), and Individual Guarantor executed and delivered to Bank a Guaranty dated as of March 30, 2007 (the “Individual Guaranty” and together with the Corporate Guaranty, collectively, the “Guaranties”). Under the Guaranties, Corporate Guarantors and Individual Guarantor, respectively, absolutely and unconditionally guaranteed to Bank (a) payment of the Notes and (b) payment and performance of all other Obligations (collectively, the “Guaranteed Obligations”).

E. As security for the Guaranteed Obligations, Corporate Guarantors executed and delivered to Bank a Security Agreement dated as of March 30, 2007 (the “Corporate Guarantor Security Agreement”). The Credit Agreement, the Notes, the Borrower Security Documents, the Guaranties, and the Corporate Guarantor Security Agreement, together with any other documents, instruments and agreements executed by any Borrower, Corporate Guarantor or Individual

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Guarantor in connection with any of the foregoing, as the same may have been amended from time to time, are sometimes, collectively, the “Loan Documents”.

F. There have occurred and continue to exist Events of Default under the Credit Agreement, including, but not limited to, those set forth in the letter from Bank to Debtors dated May 17, 2007 (the “Reservation of Rights Letter”) and the following additional Events of Default subsequent to the delivery of the Reservation of Rights Letter and prior to the Effective Date: (i) under Section 2.2(e) of the Credit Agreement resulting from Borrowers’ failure to reduce the outstanding balance of the Overline Revolving Loans as required in the Credit Agreement; (ii) under Section 4.3 of the Credit Agreement as a result of Borrowers’ failure to timely deliver financial statements, reports, Borrowing Base Certificates and Compliance Certificates to Bank; (iii) under Section 7.3(a) of the Credit Agreement by failing to use best efforts to obtain subordination agreements from the Persons listed in Section 7.3(a); (iv) under Section 6.1(b) of the Credit Agreement by failing to pay other Obligations owing to Bank in a timely manner as required pursuant to the Loan Documents and Borrowers’ other agreements with Bank, including, but not necessary limited to, timely repayment of overdrafts in Borrowers’ deposit accounts with Bank and certain fees payable to Bank under the Loan Documents; (v) as a result of the breach of various other representations, warranties and covenants set forth on Schedule I, and (vi) under Section 5 of the Credit Agreement as a result of Borrowers’ failure to comply with certain Financial Covenants through the Test Period ending as of June 30, 2007. Each of the foregoing defaults are, collectively, the “Existing Defaults”. In addition to any action heretofore taken by Bank, the Existing Defaults permit Bank to immediately exercise any and all rights and remedies provided in the Loan Documents and pursuant to applicable law to collect the Obligations and take actions to foreclose, sell, collect and liquidate the Loan Collateral (collectively, the “Rights and Remedies”).

G. Borrowers, Corporate Guarantors, and Individual Guarantor (sometimes, collectively, “Debtors”) have requested that Bank, and Bank has agreed to, conditionally and temporarily forbear from the immediate exercise of the Rights and Remedies all on, and subject to, the terms and conditions set forth in this Agreement.

Statement of Agreement

In consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Debtors hereby agree as follows:

1. Recitals; Acknowledgment of Debt; Reaffirmation of Obligations and Related Agreements.

1.1 Recitals. Each of the above Recitals is incorporated herein and deemed to be the agreement of Bank and Debtors, and each Debtor acknowledges that each Recital is true and correct, and that it is being relied upon by Bank in agreeing to the terms of this Agreement.

1.2 Acknowledgment of Obligations. Each Debtor acknowledges and confirms that, but for this Agreement, each Debtor is presently obligated, jointly and severally,

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to immediately pay all of the Obligations, all without offset, defense, recoupment or counterclaim. Each Debtor acknowledges and confirms that, as of September 17, 2007, the outstanding principal amount of, and accrued but unpaid interest on, and bank fees on, the Indebtedness evidenced by (i) the Working Capital Revolving Note is $7,955,661.00 (principal) and $29,170.75 (interest/bank fees), (ii) the Overline Revolving Note is $10,525,000.00 (principal) and $60,044.13 (interest/bank fees), and (iii) the Term Loan Note is $228,737.26 (principal) and $675.64 (interest/bank fees). Each Debtor agrees that such Debtor does not have any claim or defense of any kind, by way of offset or otherwise, to the payment or performance of all of the Obligations whether pursuant to the Loan Documents or otherwise.

1.3 Ratifications.

1.3.1 Ratifications of Documents. Except as expressly amended hereby, all terms, conditions and obligations of the Loan Documents are hereby ratified and confirmed and remain in full force and effect.

1.3.2 Ratification of Grants of Security. Without limiting the generality of the ratifications contained elsewhere in this Agreement, each Debtor, as applicable, ratifies and reaffirms any and all grants to Bank of Liens on the Loan Collateral as security for the Obligations (including, but not limited to, the Cross-Guaranteed Obligations), and Guaranteed Obligations, as applicable, and acknowledges and confirms that the grants of the Liens on the Loan Collateral (a) represent continuing Liens on all of the Loan Collateral, (b) secure all of the Obligations, and (c) represent valid first priority Liens on the Loan Collateral, except to the extent of any Permitted Liens.

1.4 Reaffirmation of Covenants, Warranties and Representations. Except as set forth on the disclosure schedules to the Credit Agreement, as supplemented by Schedule II, each Debtor hereby agrees that all representations and warranties in the Loan Documents to which such Debtor is a party are true and accurate as of the date hereof, except to the extent, if any, modified by this Agreement. Each Debtor further reaffirms all covenants in the Loan Documents to which such Debtor is a party.

2. Amendments to Credit Agreement; Forbearance Period; Additional Covenants.

2.1 Amendments to Credit Agreement. Subject to the satisfaction of the conditions of this Agreement, Bank and Borrowers hereby agree as follows:

2.1.1 Section 1.1 of the Credit Agreement is hereby amended by the addition of new definitions of “Forbearance Agreement” and “Resolve Partners”, in their proper alphabetical order, to provide in their entirety as follows:

“Forbearance Agreement” means the Forbearance and Reaffirmation Agreement dated as of September 28, 2007 by and among Lender, Borrowers, Corporate Guarantors, and Individual

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Guarantor, as the same may be supplemented, restated, or otherwise changed or modified and any substitute or replacement agreements accepted by Lender from time to time.

“Resolve Partners” means Resolve Partners LLC, an Ohio limited liability company.

2.1.2 The following definitions in Section 1.1 of the Credit Agreement are hereby amended in their entirety by substituting the following in their respective places:

“Financial Covenants” means the financial covenant contained in Section 5.11. The Financial Covenant set forth in Section 5.11 will be based on the Consolidated Group’s financial performance unconsolidated with any other Person.

“Future Potential Subordinate Creditor” means each of (a) JC Kosco, LLC, (b) Tom Bolticoff, (c) Melanie Traveler, (d) Velocity Staffing Corporation, Inc., (e) John Miranda, (f) Denise Katsnelson, (g) Steady Staff LLC, (h) Tom Polcari, (i) Timothy Sheets, (j) Choice Staff Personnel Services, Inc., (k) Darleen Johnson, (l) Staff Pro LLC and (m) each other Person that executes a Subordination Agreement in favor of Lender in connection with Indebtedness owing by a Loan Party.

“Corporate Guarantors” means, collectively, ELS PSI, Rockmor, Luxor, Streamline, Rio, Imperial, ELS PMI, ELS HRI, Diversified, ELS TSI, Fidelity, Resolve HR, AllStaff, Power and Resolve Partners. “Corporate Guarantor” means each of ELS PSI, Rockmor, Luxor, Streamline, Rio, Imperial, ELS PMI, ELS HRI, Diversified, ELS TSI, Fidelity, Resolve HR, AllStaff, Power and Resolve Partners.

“Overline Revolving Commitment” means, subject to Section 2.7(b), at all times on and after the Effective Date (as defined in the Forbearance Agreement), an amount equal to $17,150,000.

“Overline Revolving Loan Availability” means, as at any time, an amount, in Dollars, equal to:

(a) the Overline Revolving Commitment;

less (b) the aggregate outstanding principal amount of all Overline Revolving Loans and all due but unpaid interest on the Overline Revolving Loans; and

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less (c) the aggregate amount of all uncleared checks written by any Loan Party against any deposit account maintained at Lender.

“Test Period” means each 12 Month Period ending at the end of each Fiscal Quarter or Fiscal Year commencing with the Fiscal Quarter ending on March 31, 2007; provided that, as it respects the Net Income Financial Covenant measured as of September 30, 2007, October 31, 2007 and November 30, 2007, “Test Period” means the three month period ended September 30, 2007, the four month period ended October 31, 2007 and the five month period ended November 30, 2007, respectively.

“Working Capital Revolving Commitment” means, subject to Section 2.7(b), at all times on and after the Effective Date (as defined in the Forbearance Agreement), an amount equal to $12,000,000.

2.1.3 The reference to “September 30, 2007” in the definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by substituting “December 31, 2007” for such reference to “September 30, 2007” where it appears therein. Each reference to “January 31, 2008” in the definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by substituting “December 31, 2007” for such reference to “January 31, 2008” where it appears therein. The reference to “September 1, 2009” in the definition of “Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by substituting “December 31, 2007” for such reference to “September 1, 2009” where it appears therein.

2.1.4 Section 2.1(c) of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

(c) On the Effective Date (as defined in the Forbearance Agreement), Borrowers shall execute and deliver to Lender an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.1 attached to the Forbearance Agreement (as amended, the “Working Capital Revolving Note”), dated as of the Effective Date (as defined in the Forbearance Agreement), in the principal amount of the Working Capital Revolving Commitment, and bearing interest at such rates, and payable upon such terms, as specified in the Working Capital Revolving Note.

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2.1.5 Section 2.2(c) of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

(c) On the Effective Date (as defined in the Forbearance Agreement), Borrowers shall execute and deliver to Lender an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.2 attached to the Forbearance Agreement (as amended, the “Overline Revolving Note”), dated as of the Effective Date (as defined in the Forbearance Agreement), in the principal amount of the Overline Revolving Commitment, and bearing interest at such rates, and payable upon such terms, as specified in the Overline Revolving Note.

2.1.6 The first sentence of Section 2.3(c) of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

On the Effective Date (as defined in the Forbearance Agreement), Borrowers shall execute and deliver to Lender an Amended and Restated Revolving Credit Promissory Note in the form of Exhibit 2.3 attached to the Forbearance Agreement (as amended, the “LOC Revolving Note”), dated as of the Effective Date (as defined in the Forbearance Agreement), in the principal amount of the LOC Revolving Commitment, and bearing interest at such rates, and payable upon such terms, as specified in the LOC Revolving Note.

2.1.7 The first sentence of Section 2.8 of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

Term Loan. Lender has made to Parent a term loan in the original principal amount of $465,000 (the “Term Loan”), as evidenced by the Term Note dated as of March 3, 2005 made by Parent to the order of Lender in the original principal amount of $465,000, as amended by the First Amendment to Term Note dated as of the Effective Date (as defined in the Forbearance Agreement) between Parent and Lender (as amended, the “Term Loan Note”).

2.1.8 Section 3.3 of the Credit Agreement is hereby amended in its entirety by substituting the following in its place:

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3.3 Except as set forth on Schedule 3.3, as supplemented by Schedule III to the Forbearance Agreement, there are no suits or proceedings pending or, to the Knowledge of any Loan Party, threatened against or affecting any Loan Party where (i) (a) the amount sought to be recovered is sought to be recovered by a Future Potential Subordinate Creditor or (b) the amount sought to be recovered is in excess of $250,000, (ii) the suit or proceeding so brought by a governmental authority, or (iii) injunctive relief is being sought against a Loan Party, and no proceedings before any governmental body are pending or, to the Knowledge of any Loan Party, threatened against any Loan Party.

2.1.9 The following portions of Sections 5 of the Credit Agreement are hereby amended as follows:

(a) By the amendment of Section 5.3 by substituting the      following in its place:

Intentionally Left Blank

(b) By the amendment of Section 5.10 by substituting the      following in its place:

Intentionally Left Blank

(c) By the amendment of Section 5.11 by substituting the      following in its place:

5.11 Minimum Net Income. Borrowers will not permit Net Income for the applicable Test Period (plus, to the extent deducted from the determination of Net Income, (a) an amount equal to the positive difference, if any, between (i) actual income and franchise tax expense for the applicable Test Period and (ii) income and franchise tax expense for the applicable Test Period as shown on the Cash Flow Budget, (b) the non-cash reduction of goodwill resulting from the restructuring transactions undertaken by Borrowers during the applicable Test Period, and (c) specific accounts receivable write-offs for Cranes, Pacstar, Federated Steel, Magnet Steel and Global Fasteners, in each case in amounts acceptable to Lender, to be less than the amounts set opposite the Test Period ending on the following dates:

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Period	Net Income

Test Period ending on September 30, 2007	$16,000
Test Period ending on October 31, 2007	$225,000
Test Period ending on November 30, 2007	$526,000

2.1.10 Exhibit 2.1 to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 2.1 in its place. Exhibit 2.2 to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 2.2 in its place. Exhibit 2.3 to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 2.3 in its place. Exhibit 4.3(d) to the Credit Agreement is hereby amended in its entirety by substituting the document attached hereto as Exhibit 4.3(d) in its place. Without limiting Borrowers and Corporate Guarantors obligations to update any Schedules to the Credit Agreement, the following Schedules to the Credit Agreement are hereby updated: Schedule 3.3 to the Credit Agreement is hereby supplemented by Schedule III attached hereto.

2.2 No Novation. Each Debtor acknowledges and agrees that this Agreement does not discharge or cancel the existing Indebtedness evidenced by any Note, and it is not a payment or refinancing of the existing Indebtedness evidenced by any Note or a new debt of Borrowers.

2.3 References. Debtors and Bank agree that any reference to (i) the Credit Agreement will be treated as a reference to the Credit Agreement, as amended by this Agreement, (ii) the Overline Revolving Note will be treated as a reference to the Amended and Restated Overline Revolving Note (as defined below), (iii) the Working Capital Revolving Note will be treated as a reference to the Amended and Restated Working Capital Revolving Note (as defined below), (iv) the LOC Revolving Note will be treated as a reference to the Amended and Restated LOC Revolving Note (as defined below), and (v) the Term Loan Note will be treated as a reference to the Term Loan Note as amended by the First Amendment to Term Note (as defined below).

2.4 Forbearance Period. Subject to the satisfaction of the conditions precedent set forth in this Agreement, Bank agrees that until the expiration of the “Forbearance Period” (as hereinafter defined), Bank will forbear from the exercise of the Rights and Remedies against Debtors solely with respect to the Existing Defaults; provided, however, (a) Debtors shall comply during the Forbearance Period with all limitations, restrictions or prohibitions that would otherwise be effective or applicable under the Loan Documents, during the continuance of any Event of Default, (b) nothing in this Agreement shall restrict, impair or otherwise affect any of Bank’s rights and remedies under any agreements containing subordination provisions in favor of Bank (including, but not limited to, any rights or remedies available to Bank as a result of the

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occurrence or continuation of any Existing Defaults) or amend or modify any provision thereof, and (c) nothing herein shall restrict, impair or otherwise affect Bank’s rights to (i) refuse to honor any check or payment order presented for payment for which Borrowers do not have sufficient funds to satisfy the payment demanded thereon or (ii) reduce the advance rate with respect to Eligible Accounts and implement and increase Borrowing Base Reserves or otherwise exercise the discretion and rights respecting Eligible Accounts set forth in the Loan Documents. As used herein, “Forbearance Period” means the period beginning on the Effective Date and ending on the earlier to occur of (the occurrence of clause (i) or (ii), a “Termination Event”): (i) December 31, 2007 or (ii) the occurrence of any Forbearance Default (as hereinafter defined). Each Debtor acknowledges and agrees that this Agreement does not prohibit Bank from exercising any or all of the Rights and Remedies at any time on or after the occurrence of a Termination Event.

2.5 Turnaround Consultant/Investment Banker.  Borrowers and Corporate Guarantors (collectively, “Loan Parties”) have retained Conway MacKenzie & Dunleavy (“CMD”) to, among other things, (i) assist Loan Parties in their financial and other reporting obligations under the Loan Documents, including, but not limited to, the preparation and maintenance of the Cash Flow Budget (as defined below) and (ii) assist Loan Parties in effectuating any acceptable plan for repaying the Obligations. Bank shall have the right to contact CMD or such other consultant retained by Loan Parties and acceptable to Bank (each, a “Consultant”) directly without any Debtor’s participation in such discussions. The fee for Consultant shall be the sole responsibility of Loan Parties. Loan Parties’ retention of Consultant will continue through the Forbearance Period. The identity of Consultant will at all times remain acceptable to Bank. Without limiting any other rights or remedies of Bank, Bank reserves the right to retain one or more professionals of its own choosing, the fees, costs and expenses of which will be the sole responsibility of Loan Parties.

2.6 Cash Flow Budget; Variance Report; Updated Budget.

2.6.1 As a further inducement to Bank to enter into this Agreement, Loan Parties have delivered to Bank the cash flow budget attached hereto as Exhibit A and incorporated by reference herein (the “Cash Flow Budget”). Loan Parties agree that the positive difference between (i) actual cash disbursements (exclusive of disbursements attributable directly to, and equal to the corresponding, PEO Collections) made by Loan Parties for the period from July 22, 2007 through December 31, 2007 and (ii) disbursements (exclusive of disbursements attributable directly to, and equal to the corresponding, PEO Collections) shown on the Cash Flow Budget for the period from July 22, 2007 through December 31, 2007, shall not exceed $2,250,000, on a cumulative basis during such period (the “Disbursements Covenant”). Loan Parties agree that the positive difference between (i) “staffing” (i.e., exclusive of PEO Collections) cash collections shown in the Cash Flow Budget and (ii) actual “staffing” (i.e., exclusive of PEO Collections) cash collections made by Loan Parties shall not exceed, (a) during the period from July 22, 2007 to October 28, 2007, $3,000,000, on a cumulative basis during such period and (b) from July 22, 2007 to December 31, 2007 $5,000,000, on a cumulative basis during such period (the “Collections Covenant”). As used herein, “PEO Collections” means the cash receipts that Loan Parties receive in advance from their co-employer clients before the Loan Parties make the payroll disbursements to the respective PEO employees.

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2.6.2 During the Forbearance Period, promptly when available and in no event later than Wednesday of each week, Loan Parties shall deliver to Bank financial reports, including, but not limited to, a variance report, by line item and in the aggregate, of the Cash Flow Budget opposite actual results (i) of the applicable week (which is based on information through the immediately preceding week) and (ii) on a cumulative basis (for the then cumulative period, such that adherence to, or default of, as applicable, the Collections Covenant and the Disbursements Covenant is identified therein). The financial reports and variance report shall include, among other things, a narrative analysis of the operations of Loan Parties’ business for such period, summarizing the variances as evidenced in the variance report. Failure of Loan Parties to comply with the obligations under this Section 2.6, including, but not limited to, the failure of Loan Parties to deliver such variance report or to adhere to the Collections Covenant and Disbursements Covenant, will constitute a Forbearance Default.

2.6.3 Loan Parties may propose to Bank revisions, in form and substance acceptable to Bank in its sole discretion, to the Cash Flow Budget (the “Updated Budget”); however, Bank will have no obligation to accept or approve such revisions. If approved by Bank, the Updated Budget will automatically become the Cash Flow Budget.

2.7  Conference Calls. During the Forbearance Period, Loan Parties will participate in conference calls, not less frequently than weekly, with Consultant, Bank, and any designees of Bank. Failure of Loan Parties to comply with the obligations under this Section 2.7 will constitute a Forbearance Default.

2.8 Second Mortgages. Contemporaneously with the execution of this Agreement, Debtors will cause to be executed and delivered to Bank, all in form and substance satisfactory to Bank in its sole judgment: (a) a non-recourse guaranty by W.H. 2, LLC in favor of Bank, guaranteeing all of the Obligations, which guaranty will be secured by a second mortgage granted by W.H. 2, LLC in favor of Bank on certain real property located in Clermont County, Ohio, and (ii) a non-recourse guaranty by Restaurant Management Group, LLC in favor of Bank, guaranteeing all of the Obligations, which guaranty will be secured by a second mortgage in favor of Bank with respect to real property located in Harrison County, Indiana and by a second mortgage in favor of Bank with respect to real property located in Montgomery County, Ohio. Failure of Debtors to comply with the obligations under this Section 2.8 will constitute a Forbearance Default.

2.9 Assignment of Tax Refund. Contemporaneously with the execution of this Agreement, Individual Guarantor will execute and deliver to Bank, all in form and substance satisfactory to Bank in its sole judgment: (a) an assignment by Individual Guarantor (and a grant of a first priority Lien) in favor of Bank of Individual Guarantor’s tax refund for tax year 2006 (the “Assignment of Tax Refund”), pursuant to which Individual Guarantor will, among other things, covenant to cause the IRS to remit to Bank or Bank’s designee, any and all monies to which Individual Guarantor is entitled as a tax refund for such tax year and which monies, upon receipt by Bank, will be applied against the Obligations in such order and method of application as determined by Bank in its sole discretion, and (b) all other documents, instruments, certificates

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and agreements deemed necessary or desirable by Bank to effect the transactions contemplated by the Assignment of Tax Refund. Failure of Individual Guarantor to comply with the obligations under this Section 2.9 will constitute a Forbearance Default.

2.10 Stock Pledge Agreement. Contemporaneously with the execution of this Agreement, Individual Guarantor will execute and deliver to Bank, all in form and substance satisfactory to Bank in its sole judgment: (a) a stock pledge agreement by Individual Guarantor in favor of Bank (the “Stock Pledge Agreement”), which Stock Pledge Agreement will secure the Individual Guaranty and pursuant to which Individual Guarantor will, among other things, pledge to Bank all stock, shares or other ownership interest in all of the Loan Parties, and (b) all other documents, instruments, certificates and agreements deemed necessary or desirable by Bank to effect the transactions contemplated by the Stock Pledge Agreement; provided that, with respect to the stock certificates that are not available as of the Effective Date, Individual Guarantor will have until October 15, 2007 to deliver the original stock certificates (and related stock powers) to Bank. Failure of Individual Guarantor to comply with the obligations under this Section 2.10 will constitute a Forbearance Default.

2.11 Chief Restructuring Officer. Loan Parties have retained CM&D Management Services, LLC, which has provided Joseph Geraghty as chief restructuring officer (“Chief Restructuring Officer”). Bank shall have the right to contact the Chief Restructuring Officer directly without any Debtor’s participation in such discussions. The fee for the Chief Restructuring Officer shall be the sole responsibility of Loan Parties. Loan Parties’ retention of CM&D Management Services, LLC, or a qualified successor, to provide a Chief Restructuring Officer will continue through the Forbearance Period. Without limiting any other rights or remedies of Bank, Bank reserves the right to retain one or more professionals of its own choosing, the fees, costs and expenses of which will be the sole responsibility of Loan Parties. Failure of Loan Parties to comply with the obligations under this Section 2.11 will constitute a Forbearance Default.

2.12 Cash Flow Projection; Noteholder Analysis; Noteholder Related Liens. On or before October 1, 2007, Loan Parties will prepare and deliver to Bank, all in form satisfactory to Bank in its sole judgment an analysis of the economic effect of returning some or all of the businesses acquired by Loan Parties to the Future Potential Subordinate Creditors and other acquisition debt noteholders (collectively, the “Noteholders”). On or before October 1, 2007, Loan Parties will prepare and deliver to Bank, all in form satisfactory to Bank in its sole judgment a projection of Loan Parties’ cash flow and cash needs for the period commencing on January 1, 2008 through, and including, December 31, 2008 (the “2008 Projections”). Failure of Loan Parties to comply with the obligations under this Section 2.12 will constitute a Forbearance Default.

2.13 Loan Parties represent that, as of the Effective Date, there are no claims for amounts due by any Loan Party in respect of taxes other than those described on Schedule III (the “Tax Claims”). As to federal Tax Claims included within the Tax Claims (collectively, “Federal Tax Claims”), Loan Parties have paid all of the Federal Tax Claims or have sought abatements for all of the Federal Tax Claims. With respect to the Federal Tax Claims for which

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abatements have been sought, all materials required or requested by the Internal Revenue Code in respect of such abatement request have been delivered, and Loan Parties expect to receive, the abatements requested. Loan Parties will work diligently and in good faith to cause all of the Tax Claims to be abated or released, and all Liens associated therewith to be released, in each case as soon as practical.

2.14 Refinancing; Sale of Companies. During the Forbearance Period, Loan Parties shall actively pursue a refinancing of the Obligations with a bona fide, third party financial institution (such refinancing being called the “Refinancing”) or a sale of the Loan Parties with a bona fide, third party purchaser (such sale being called the “Sale”), with the intention that the Refinancing or Sale, as applicable, generate proceeds to pay and satisfy the Obligations on or before the end of the Forbearance Period.

2.14.1 On or before October 31, 2007, Loan Parties shall provide to Bank, in each case satisfactory to Bank in its sole judgment, either (i) a proposal letter from a bona fide, third party financing institution (“Refinancing Lender”), which proposal letter offers to negotiate and close the Refinancing not later than the end of the Forbearance Period, or (ii) a nonbinding letter of intent from a bona fide, third party purchaser (“Purchaser”), which nonbinding letter of intent offers to negotiate and close the Sale not later than the end of the Forbearance Period.

2.14.2 On or before November 30, 2007, Loan Parties shall provide to Bank, in each case satisfactory to Bank in its sole judgment, either (i) if Loan Parties previously delivered to Bank a proposal letter from a Refinancing Lender in accordance with Section 2.14.1, a commitment letter from such Refinancing Lender, which commitment letter commits to negotiate and close the Refinancing not later than the end of the Forbearance Period, or (ii) if Loan Parties previously delivered to Bank a nonbinding letter of intent from a Purchaser in accordance with Section 2.14.1, a purchase agreement from such Purchaser, which purchase agreement sets forth the terms and conditions on which the Sale will occur not later than the end of the Forbearance Period; provided, however, that notwithstanding the foregoing, if due solely to regulatory requirements outside the control of Loan Parties, Loan Parties cannot consummate such a Sale prior to the end of the Forbearance Period, Bank shall extend the Forbearance Period, to a date no later than January 31, 2008, until such Sale can be consummated.

2.14.3  On or before December 27, 2007, in each case satisfactory to Bank in its sole judgment, either (i) if Loan Parties previously delivered to Bank a commitment letter from a Refinancing Lender in accordance with Section 2.14.2, the Refinancing shall have occurred, or (ii) subject to the proviso in Section 2.14.2 above, if Loan Parties previously delivered to Bank a purchase agreement from a Purchaser in accordance with Section 2.14.2, the Sale shall have occurred.

2.14.4 Failure of Loan Parties to comply with the obligations under this Section 2.14 will constitute a Forbearance Default.

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2.15 Actions Regarding Certain Accounts. No Loan Party shall take any action (i) to settle or adjust any Account that constitutes part of the Loan Collateral and which exceeds $50,000 (each a “Subject Account”) with, or on behalf of, the applicable account debtor or (ii) to evidence such Subject Account by entering into written settlement agreements, instruments, guaranties, letters of credit, security documents, or other agreements with, or on behalf of, the applicable account debtor (collectively, the “Subject Account Documents”) except in accordance with this Section 2.15. In the event that Loan Parties (or any one of them) desire to take any such action with respect to a Subject Account, Loan Parties will, at least one Business Day prior to any such action, (a) notify Bank by electronic mail (with a copy to hrkallas@vorys.com) of Loan Parties’ intent to pursue such action and (b) deliver to Bank the applicable Subject Account Documents. Bank shall have a reasonable opportunity to review and comment upon such Subject Account Documents. If Loan Parties elect to pursue such Subject Account Documents, Loan Parties will deliver to Bank all Subject Account Documents, as executed, and promptly execute and deliver to Bank such additional instruments, documents, and other agreements, in the form of assignments or otherwise, as Bank shall require for the purpose of, among other things, assigning to Bank the Subject Account Documents and Loan Parties’ right, title and interest therein. Failure of any Loan Party to comply with the obligations under this Section 2.15 will constitute a Forbearance Default. Loan Parties represent that it is within the Chief Restructuring Officer’s duties to handle the Subject Accounts and Subject Account Documents.

2.16 Deposit Account. Parent will use its best efforts to obtain from Bank of America, and will execute and use its best efforts to cause Bank of America to execute, a deposit account control agreement in a form acceptable to Bank, or before October 15, 2007. Failure of Loan Parties to comply with the obligations under this Section 2.16 will constitute a Forbearance Default.

2.17 Pledge of KFT, Inc. On or before October 15, 2007, Parent will execute and deliver to Bank an amendment to the Pledge Agreement made by Parent to include a pledge of the Ownership Interests of KFT, Inc., together with such additional documents, instruments and agreements required by Bank in connection therewith; provided that, if Loan Parties establish to the satisfaction of Bank that such pledge would cause contractual event of default under the existing loan documents with Keltic Financial Partners, LP, no such pledge shall be required.

3. Representations. To induce Bank to enter into this Agreement, each Debtor hereby represents and warrants to Bank as follows:

3.1 Power and Authority. Each Debtor has full power and authority to enter into, and to perform its or his obligations under, this Agreement, and the execution and delivery of, and the performance of its or his obligations under and arising out of, this Agreement have been duly authorized, as applicable, by all necessary corporate or limited liability company action.

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3.2 Legal, Valid and Binding Obligation. This Agreement constitutes the legal, valid and binding obligations of Debtors enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

3.3 Noteholder Documents. True, correct and complete copies of all of the agreements, promissory notes, security agreements, guaranties, instruments, and other documents, instruments and agreements made by any Debtor in favor of any Noteholder (collectively, the “Noteholder Documents”) are attached as Schedule IV, and, except as described on Schedule IV, there are no other instruments, agreements or other documents that evidence any Indebtedness for borrowed money owing by any Debtor to any Noteholder. Evidence of the approximate amount of Indebtedness owing to any Person (other than Bank or Subordinated Creditors) that have Liens on the assets of any Loan Party or any of the companies whose assets or stock were sold to a Loan Party are set forth on Schedule V.

4. Conditions Precedent to Closing of this Agreement. On or prior to the time and date that Bank executes this Agreement, and as a condition to the effectiveness of this Agreement, each of the following conditions precedent shall have been satisfied in the sole judgment of Bank:

4.1 Costs and Expenses; Fee. Loan Parties (i) pay or reimburse Bank (a) bank fees owing as of the Effective Date pursuant to Section 2.2(e) of the Credit Agreement, (b) reasonable attorneys’ fees and expenses of counsel for Bank in an amount requested by Bank, but not in excess of actual amounts invoiced to Bank, and (c) reasonable attorneys’ fees hereafter arising and the other costs and expenses described in Section 10 of this Agreement, and (ii) pay to Bank a forbearance fee in the amount of $50,000, which fee shall be in addition to any other fees provided for in the Credit Agreement or other Loan Documents and shall be fully earned and nonrefundable when paid.

4.2 Amended and Restated Working Capital Revolving Note; Amended and Restated Overline Revolving Note; Amended and Restated LOC Revolving Note; First Amendment to Term Note; Additional Documents and Deliveries. Debtors, as applicable, execute and deliver to Bank or, as applicable, cause to be executed and delivered to Bank: (a) the Amended and Restated Revolving Credit Promissory Note attached hereto as Exhibit 2.1 (the “Amended and Restated Working Capital Revolving Note”), (b) the Amended and Restated Revolving Credit Promissory Note attached hereto as Exhibit 2.2 (the “Amended and Restated Overline Revolving Note”), (c) the Amended and Restated Revolving Credit Promissory Note attached hereto as Exhibit 2.3 (the “Amended and Restated LOC Revolving Note”), (d) the First Amendment to Term Note attached hereto as Exhibit 2.8 (the “First Amendment to Term Note”), (e) a Certificate Regarding Resolutions for each Borrower and each Corporate Guarantor in the forms acceptable to Bank, together with the resolutions set forth therein, (f) the Reaffirmation of Subordination Agreement attached hereto as Exhibit B, executed by the Subordinated Creditors, reaffirming, among other things, the amount of Indebtedness owing by any Borrower to such Subordinated Creditor as of the Effective Date, (g) true, complete and correct copies of all Subordinated Debt Documents, executed by Loan Parties and the Subordinated Creditors, as

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applicable, which Subordinated Debt Documents evidence, among other things, the reduction in the principal Indebtedness of the Subordinated Debt and the deferral of certain payments on the Subordinated Debt as the holders of the Subordinated Debt Documents agreed to effectuate effective May 1, 2007, (h) a joinder agreement in respect of the Corporate Guaranty and related Security Documents from Resolve Partners, (i) an amendment to the Pledge Agreement made by Parent to include a pledge of the Ownership Interests of Resolve Partners, all in a form acceptable to Bank, and (j) all other documents, instruments, certificates and agreements deemed necessary or desirable by Bank to effect the transactions contemplated by this Agreement.

4.3 Legality of Transactions. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful (a) for Bank to perform any of its agreements or obligations under any of the Loan Documents, or (b) for Debtors to perform any of such Debtor’s agreements or obligations under any of the Loan Documents.

4.4 Performance, Etc. Except as set forth herein, Debtors shall have duly and properly performed, complied with and observed each of such Debtor’s covenants, agreements and obligations contained in each of the Loan Documents. Except for the Existing Defaults, no event shall have occurred on or prior to the Effective Date, and no condition shall exist on the Effective Date, which constitutes a default or an event of default under any Loan Document.

4.5 Proceedings and Documents. All corporate, governmental and other proceedings in connection with the transactions contemplated on the Effective Date, each of the Loan Documents and all instruments and documents incidental thereto shall be in form and substance satisfactory to Bank.

4.6 Changes; None Adverse. Loan Parties acknowledge that financial statements of Loan Parties through June 30, 2007 have been delivered to Bank. No changes shall have occurred, other than the Existing Defaults, in the actual or projected assets, liabilities, financial condition, business, operations or prospects of Loan Parties which, individually or in the aggregate, are material to Loan Parties, and Bank shall have completed such review of the status of all current and pending legal issues as Bank shall deem necessary or appropriate.

4.7 Legal Opinion. Bank shall have received a favorable opinion of counsel to Loan Parties in form and substance satisfactory to Bank.

5. Acknowledgment of Existing Defaults; Non-Waiver. By executing this Agreement, each Debtor acknowledges and agrees that the Existing Defaults (a) currently exist and are uncured pursuant to the Loan Documents and (b) have not been waived by Bank in accordance with the Loan Documents. Each Debtor acknowledges that the execution of this Agreement does not constitute a waiver of the Existing Defaults. Further, each Debtor expressly acknowledges that (i) Bank has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to, or affecting, financing for any time beyond what is expressly provided for in this Agreement or for any forbearance beyond that set forth in

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this Agreement and (ii) Bank has made no commitment with respect to, and there is no understanding explicit or implicit, relating to or affecting the terms of any further restructure or workout which may be entered into between the parties, including as a result of Bank’s request for the 2008 Projections.

6. Forbearance Default. As used herein, “Forbearance Default” means any of the following:

a)	Any Debtor fails to timely perform or observe any requirement of this Agreement or the documents, instruments and agreements executed in connection herewith;

b)	An Event of Default (other than the Existing Defaults) occurs under any Loan Document, or any Subordinated Creditor is in breach of the applicable Subordination Agreement;

c)	Any representation, warranty or covenant made in this Agreement is false, misleading or incorrect when made or deemed to be made;

d)	Any Borrower ceases or interrupts its on-going business operations;

e)	Any Debtor denies any of such Debtor’s obligations under this Agreement or any Loan Document; or

f)
Any material adverse change, as determined by Bank in its sole discretion, occurs to (i) actual or projected business, property, assets, operations or condition, financial or otherwise, of any Debtor or (ii) the recoverable value of any of the Loan Collateral.

7. Bankruptcy Provisions.

7.1 Recovery of Assets or Funds. To the extent any Debtor makes a payment or payments to Bank or Bank receives any payment or proceeds of any of the Loan Collateral, which payment(s) or proceeds or any part thereof are subsequently voided, invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Obligations or part thereof intended to be satisfied shall be revived and shall continue in full force and effect, as if such payment or proceeds had not been received by Bank.

7.2 Bankruptcy Filing. If any Borrower or Corporate Guarantor (each, a “Loan Party”) files or has filed against it a petition in bankruptcy or seeks relief or protection under any of the sections or chapters of the United States Bankruptcy Code (the “Code”), Bank thereupon will have the right (and Loan Parties will interpose no objection thereto and each Loan Party hereby waives its rights with respect thereto) to request and receive any one or more of the

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following: (i) immediate relief from any automatic stay imposed by Section 362 of the Code or any stay or other restriction on Bank’s rights under this Agreement, under the documents, instruments or agreements referenced in this Agreement, or under any of the court’s equitable powers (and, in this regard, such Loan Party hereby admits that such Loan Party is unable to adequately protect the interests of Bank), (ii) a termination of the exclusive period under Section 1121 of the Code, and (iii) a dismissal of the bankruptcy case or proceeding. Nothing in this Agreement shall be deemed in any way to limit or restrict any of Bank’s rights to seek in a bankruptcy court or any other court of competent jurisdiction any relief Bank may deem appropriate in the event that a voluntary or involuntary petition under any title of the Code is filed by or against any Loan Party. The properties which Loan Parties have encumbered and which are subject to the Liens of Bank include all cash, cash equivalents, or cash collateral, as the term cash collateral is defined in Code Section 363, which accrues from such properties or is owned by such Loan Party, and upon the filing of any bankruptcy case naming such Loan Party or any successor to such Loan Party as debtor, such Loan Party or such successor debtor does not have any right to use any such cash, cash equivalents or cash collateral, and no method of providing adequate protection for any such use to Bank exists. Each Loan Party further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by such Loan Party as a specifically bargained for, material inducement to Bank to enter into this Agreement, that Bank is relying on such representations and warranties, has changed and will continue to change its position in reliance thereon and that Bank would not have entered into this Agreement without such representations, acknowledgments, agreements and warranties.

8. Release; Waiver.

8.1 Release. Each Debtor, on such Debtor’s behalf and, as applicable, on behalf of such Debtor’s officers, directors, managers, shareholders, heirs, executors, administrators, successors and assigns, hereby represents and warrants that such Debtor has no claims, counterclaims, setoffs, actions or causes of action, damages or liabilities of any kind or nature whatsoever, whether in law or in equity, in contract or in tort, whether now accrued or hereafter maturing (collectively, “Claims”) against Bank, its direct or indirect parent corporation or any direct or indirect affiliates of such parent corporation, or any of the foregoing’s respective directors, officers, employees, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Bank Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. Each Debtor, on such Debtor’s behalf and, as applicable, on behalf of such Debtor’s officers, directors, managers, shareholders, heirs, executors, administrators, successors and assigns, voluntarily releases and forever discharges and indemnifies and holds harmless all Bank Parties from any and all Claims and other third-party claims that may be asserted against the Bank Parties, whether known or unknown, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of any Loan Document or this Agreement, or any

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actions, transactions or circumstances related hereto or thereto, on or prior to the time and date that this Agreement was executed by Debtors.

8.2 Waiver. Each Debtor hereby waives (i) any and all rights under any theory of marshaling or ordering of the disposition of collateral; (ii) any claim that Bank has impaired any subrogation rights of any Debtor against any other obligor or indorser of the Obligations; (iii) any claim that any Debtor’s obligations under this Agreement or any of the other Loan Documents are released, discharged, affected, modified or impaired by any event except payment in full of the Obligations; and (iv) any claim against Bank on any theory of liability for consequential, special, indirect or punitive damages. Bank may apply any and all proceeds of the Loan Collateral to the Obligations in any order or method elected by Bank in its discretion, and Bank will not be obligated to sell or otherwise dispose of any of the Loan Collateral in any particular order or by any particular method.

9. No Sale of Assets. Without the consent of Bank, no Loan Party will sell, lease, license, or otherwise dispose of or transfer, whether by sale, merger, consolidation, liquidation, dissolution, or otherwise, any of its assets, other than inventory sold in the ordinary course of business and for fair value.

10. Fees and Expenses. All out-of-pocket expenses of Bank incurred in connection with Bank’s response to the Existing Defaults or otherwise incurred in the negotiation, preparation and execution of this Agreement and related documents, instruments and agreements, and in the on-going monitoring of the performance of Loan Parties or the Loan Collateral (including, but not limited to, reasonable attorneys’ fees, the expense of auditors, consultants, accountants, appraisers, surveyors, environmental firms, and title insurance companies, whether retained by Bank or by counsel to Bank, and UCC and other lien search costs) shall be paid by Loan Parties, shall become a part of the Obligations and shall be secured by all of the Loan Collateral. Such expenses include, but are not limited to, reasonable attorneys’ fees, reasonable fees for accountants, consultants, internal and external auditors, and travel and related expenses for employees or representatives of Bank. Nothing in this section shall limit the liability of any Debtor for such continuing fees and expenses as are authorized under any of the Loan Documents.

11. Reaffirmation of Cross-Guaranties. Each Borrower hereby: (i) ratifies and reaffirms its Cross-Guaranty and (ii) acknowledges and agrees that no Borrower is released from its obligations under its respective Cross-Guaranty by reason of this Agreement or the other Loan Documents and that the obligations of each Borrower under its respective Cross-Guaranty extend, among other Obligations of Borrowers to Bank, to the Obligations of Borrowers under this Agreement and the other Loan Documents being amended in connection herewith.

12. Reaffirmation of Guaranties. Each of the Corporate Guarantors and the Individual Guarantor hereby: (i) ratifies and reaffirms its or his Guaranty and (ii) acknowledges and agrees that no Guarantor is released from its or his obligations under such Guaranty by reason of this Agreement or the other Loan Documents and that the obligations of each Guarantor under its or his respective Guaranty extend, among other Obligations of Borrowers to

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Bank, to the Obligations of Borrowers under this Agreement and the other Loan Documents being amended in connection herewith. Without limiting the generality of the foregoing, each of the Corporate Guarantors and the Individual Guarantor acknowledges and agrees that all references in any Guaranty to the Credit Agreement or the other Loan Documents shall be deemed to be references to the Credit Agreement or such other Loan Document, as amended by, or amended and restated in connection with, this Agreement.

13. Miscellaneous. This Agreement sets forth the entire agreement of the parties with respect to the subject matter of this Agreement and supersedes all previous understandings, written or oral, in respect of this Agreement. This Agreement may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (a) may be relied on by each party as if the document were a manually signed original and (b) will be binding on each party for all purposes. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all which together shall constitute one and the same agreement. If any term of this Agreement is found invalid under Ohio law or laws of mandatory application by a court of competent jurisdiction, the invalid term will be considered excluded from this Agreement and will not invalidate the remaining terms of this Agreement. At no time shall the prior or subsequent course of conduct by any Debtor or Bank directly or indirectly limit, impair or otherwise adversely affect any of the parties’ rights or remedies in connection with this Agreement or any of the documents, instruments and agreements executed in connection herewith, as Bank and Debtors agree that this Agreement and the documents, instruments and agreements executed in connection herewith shall only be amended by written instruments executed by Bank and Debtors. This Agreement is made and entered into for the protection and benefit of Bank and Debtors and their permitted successors and assigns, and no other person, association, authority or entity shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement.

14. Notices. Any notice required, permitted or contemplated hereunder shall be in accordance with the applicable “Notices” provision in the Credit Agreement, Corporate Guaranty, or Individual Guaranty, as applicable.

15. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by the domestic laws of the State of Ohio. Each Debtor agrees that the state and federal courts in Hamilton County, Ohio, or any other court in which Bank initiates proceedings, have exclusive jurisdiction over all matters arising out of this Agreement and the other Loan Documents, WITHOUT LIMITATION ON THE ABILITY OF BANK, ITS SUCCESSORS AND ASSIGNS, TO INITIATE AND PROSECUTE IN ANY APPLICABLE JURISDICTION ACTIONS RELATED TO THE REPAYMENT AND COLLECTION OF THE OBLIGATIONS AND THE EXERCISE OF ALL OF BANK’S RIGHTS AGAINST DEBTORS WITH RESPECT THERETO AND ANY SECURITY OR PROPERTY OF DEBTORS, INCLUDING DISPOSITIONS OF THE LOAN COLLATERAL, and that service of process in any such proceeding shall be effective if mailed to Debtors in accordance with Section 14 of this Agreement. BANK AND DEBTORS HEREBY WAIVE THE RIGHT TO TRIAL BY JURY

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OF ANY MATTERS ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY OF THE OTHER LOAN DOCUMENTS.

16. Warrant of Attorney. Each Debtor authorizes any attorney of record to appear for it or him in any court of record in the State of Ohio, after maturity of the Obligations, whether by the terms of this Agreement, the other Loan Documents or any other agreement or instrument evidencing or governing the terms thereof, or upon default, acceleration or otherwise, to waive the issuance and service of process, and release all errors, and to confess judgment against it or him in favor of Bank for the amount of the Obligations due Bank together with interest, charges, court costs and reasonable attorneys’ fees. Stay of execution and all exemptions are hereby waived. If this Agreement, the other Loan Documents or any Obligation is referred to an attorney for collection, Debtors shall pay to Bank or the then holder of the Obligations its reasonable attorneys’ fees. DEBTORS AGREE THAT AN ATTORNEY WHO IS COUNSEL TO BANK OR ANY OTHER HOLDER OF SUCH OBLIGATION MAY ALSO ACT AS ATTORNEY OF RECORD FOR DEBTORS WHEN TAKING THE ACTIONS DESCRIBED ABOVE IN THIS PARAGRAPH. DEBTORS AGREE ANY ATTORNEY TAKING SUCH ACTIONS MAY BE PAID FOR THOSE SERVICES BY BANK OR THE HOLDER OF SUCH OBLIGATION. DEBTORS WAIVE ANY CONFLICT OF INTEREST THAT MAY BE CREATED BECAUSE THE ATTORNEY REPRESENTING DEBTORS IS BEING PAID BY BANK OR THE HOLDER OF SUCH OBLIGATION.

17. Counsel. Each Debtor has consulted with counsel and relied upon counsel’s advice in connection with the negotiation and execution of this Agreement.

18. Documentary Stamp Taxes. THIS AGREEMENT HAS BEEN EXECUTED AND DELIVERED OUTSIDE THE STATE OF FLORIDA AND NO FLORIDA DOCUMENTARY STAMP TAXES ARE DUE.

[Signature Pages Follow]

IN WITNESS WHEREOF, Bank and Debtors have executed this Agreement to be effective as of the Effective Date.

Borrowers:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

RESOLVE STAFFING, INC.   EMPLOYEE LEASING SERVICES, INC.

By:       By:
Ronald E. Heineman, President           Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PERSONNEL SERVICES, LLC   FIVE STAR STAFFING, INC.

By: Resolve Staffing, Inc., Sole Member

By:       By:
Ronald E. Heineman, President         Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FIVE STAR STAFFING (NEW AMERICAN STAFFINGYORK), INC.    RESOURCE, LTD.

By: Resolve Staffing, Inc., Sole Member

By:                             By:
Ronald E. Heineman, President                                Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

STEVE’S STAFFING, LLC   ELS HUMAN RESOURCE SOLUTIONS, INC.

By: Resolve Staffing, Inc., Sole Member

By:       By:
Ronald E. Heineman, President         Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS OUTSOURCE SERVICES, INC.  ELS ADVANTAGE, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS EMPLOYER SERVICES, INC.

By:
Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PAYROLL SOLUTIONS, INC.  ELS HR SOLUTIONS, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

PREMIER HR SERVICES, INC.   ELS HUMAN RESOURCES, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FOXSTAR, INC.     MANDALAY SERVICES, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

INTEGRATED PAYROLL SOLUTIONS, INC.    ELS, INC.

By:        By:
Ronald E. Heineman, President             Ronald E. Heineman, President

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Corporate Guarantors:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PERSONNEL SERVICES, INC.  ROCKMOR GROUP, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

LUXOR SOLUTIONS, INC.   STREAMLINE MANAGEMENT, INC.

By:      By:
Ronald E. Heineman, President         Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RIO SERVICES, INC.    IMPERIAL HUMAN RESOURCES, INC.

By:      By:
Ronald E. Heineman, President         Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

ELS PAYROLL MANAGERS, INC.  ELS HR, INC.

By:      By:
Ronald E. Heineman, President     Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

DIVERSIFIED SUPPORT SYSTEMS, LLC     ELS TEMPORARY SOLUTIONS, INC.

By: Resolve Staffing, Inc., Sole Member

By:       By:
Ronald E. Heineman, President         Ronald E. Heineman, President

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

FIDELITY CAPITAL, INC.   POWER PERSONNEL LLC

By: Resolve Staffing, Inc., Sole Member

By:      By:
Ronald E. Heineman, President         Ronald E. Heineman, President

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RESOLVE HR SOLUTIONS, INC.  ALLSTAFF, INC.

By:      By:
Ronald E. Heineman, President         Ronald E. Heineman, President

Individual Guarantor:

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE CREDIT AGREEMENT, OR ANY OTHER CAUSE.

RONALD E. HEINEMAN

Accepted at Cincinnati, Ohio
as of the Effective Date.

FIFTH THIRD BANK

By:
Thomas J. Fischer, Vice President

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Exhibit A

(Cash Flow Budget)

See attached.

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Exhibit B

(Reaffirmation of Subordination Agreement)

See attached.

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REAFFIRMATION OF SUBORDINATION AGREEMENT

In satisfaction of the condition set forth in the above Forbearance and Reaffirmation Agreement (the “Agreement”), each of the undersigned (each, a “Junior Lender”), hereby: (i) ratifies and reaffirms his, her or its Subordination Agreement dated as of March 30, 2007 (each, a “Subordination Agreement”) between such Junior Lender and Fifth Third Bank, an Ohio banking corporation (“Fifth Third”), (ii) reaffirms the subordination of his, her or its right of payment under the applicable Junior Debt Documents to the prior payment in full of all Fifth Third Debt, (iii) acknowledges and agrees that no Junior Lender is released from his, her or its obligations and agreements under the respective Subordination Agreement by reason of the Agreement or the transactions contemplated thereby and that each Junior Lender’s obligations under his, her or its respective Subordination Agreement extend, among other Obligations (as defined in the Fifth Third Loan Agreement) to the Fifth Third Loan Agreement and the other Fifth Third Documents as amended by, or amended and restated in connection with, the Agreement, and (iv) as a result of the continuance of the Existing Defaults (a) a payment blockage has been instituted and (b) otherwise Permitted Payments (as defined in each of the applicable Subordination Agreements) are no longer permitted to be made. Each Junior Lender acknowledges receipt of an executed copy of the Agreement. All references in the Subordination Agreements to the Fifth Third Loan Agreement shall be deemed to be references to the Fifth Third Loan Agreement as amended by the Agreement.

Notwithstanding anything to the contrary in the applicable Subordination Agreement or Junior Debt Documents, each Junior Lender, as applicable, hereby acknowledges and agrees that, as of the Effective Date (as defined in the Agreement), (i) Annex I attached hereto and made a part hereof accurately sets forth all of the Junior Debt made by any Borrower in favor of such Junior Lender and (ii) except as described on Annex I, there are no instruments or documents that evidence any Indebtedness for borrowed money owing by any Borrower to such Junior Lender.

This Reaffirmation of Subordination Agreement shall not be construed, by implication or otherwise, as imposing any requirement that Fifth Third notify or seek the consent of any Junior Lender relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Subordination Agreements, it being expressly acknowledged and reaffirmed that each Junior Lender has under his, her or its Subordination Agreement consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or further consent thereto. This Reaffirmation of Subordination Agreement may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. This Reaffirmation of Subordination Agreement may be signed by facsimile signatures or other electronic delivery of an image file reflecting the execution hereof, and if so signed, (i) may be relied on by each party and Fifth Third as if this Reaffirmation of Subordination Agreement were a manually signed original and (ii) will be binding on each party for all purposes. All capitalized terms used in this Reaffirmation of Subordination Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the applicable Subordination Agreement.

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IN WITNESS WHEREOF, each Junior Lender has executed this Reaffirmation of Subordination Agreement as of the Effective Date (as defined in the Agreement).

RONALD E. HEINEMAN, individually  BARBARA L. HEINEMAN, individually

RONALD E. HEINEMAN, as “Agent”  BARBARA L. HEINEMAN, Trustee of
for himself and the “Secured Parties” under   The Barbara L. Heineman Year 2002
(a) Security Agreement dated October 1, 2006 Revocable Trust dated August 16, 2002 by and among ELS Human Resource Solutions, Inc. and Resolve Staffing, Inc. and certain of their subsidiaries, Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable
Trust dated August 16, 2002, Barbara L.  Heineman, Trustee, or successor and William
J. Walton and (b) Pledge Agreement dated October 1, 2006 by and among Resolve
Staffing, Inc., ELS Human Resource Solutions, Inc. and certain of their subsidiaries, Ronald E.
Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara
L. Heineman, Trustee, or successor and William J. Walton

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IN WITNESS WHEREOF, each Junior Lender has executed this Reaffirmation of Subordination Agreement as of the Effective Date (as defined in the Agreement).

WILLIAM J. WALTON

STATE OF FLORIDA )
) ss:
COUNTY OF ___________ )

The foregoing instrument was acknowledged before me this _____ day of September, 2007 by William J. Walton.

Notary Public
My Commission Expires:

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Annex I

(List of Existing Junior Debt)

1.
Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $5,000,000 payable by ELS Human Resource Solutions, Inc. to The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor.

2.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $339,153 payable by Resolve Staffing, Inc. to Ronald E. Heineman.

3.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $23,078 payable by Resolve Staffing, Inc. to Ronald E. Heineman.

4.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $91,107 payable by Resolve Staffing, Inc. to Ronald E. Heineman.

5.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $105,000 payable by Resolve Staffing, Inc. to William J. Walton.

6.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $5,000,000 payable by ELS Human Resource Solutions, Inc. to William J. Walton.

7.	Amended and Restated Promissory Note dated as of May 1, 2007, in the amount of $534,537 payable by Resolve Staffing, Inc. to William J. Walton.

8.
Guaranty dated as of October 1, 2006 given by Resolve Staffing, Inc. to secure obligations of Resolve Staffing, Inc. and ELS Human Resource Solutions, Inc. owed to Ronald E. Heineman, The Barbara L. Heineman Year 2002 Revocable Trust dated August 16, 2002, Barbara L. Heineman, Trustee, or successor, and William J. Walton.

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SCHEDULE I

(Breached Representations, Warranties and Covenants)

Events of Default arising from violations the breached representations, warranties and covenants in Sections 3.8, 3.9, 3.10, 4.6, and 4.9 of the Credit Agreement occurring prior to the Effective Date.

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SCHEDULE II

(Exceptions to Representations, Warranties and Covenants)

See attached.

Page - 37

SCHEDULE III

(Federal Tax Claims and State of Ohio Claims)

Page - 38

SCHEDULE IV

(Noteholder Documents)

See attached.

Page - 39

SCHEDULE V

(Indebtedness, etc.)

Page - 40

Exhibit 2.1

(Amended and Restated Working Capital Revolving Note)

See attached.

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Exhibit 2.2

(Amended and Restated Overline Revolving Note)

See attached.

Page - 42

Exhibit 2.3

(Amended and Restated LOC Revolving Note)

See attached.

Page - 43

Exhibit 2.8

(First Amendment to Term Note)

See attached.

Page - 44

Exhibit 4.3(d)

(Compliance Certificate)

See attached.